190 STKP1

                        SUPPLEMENT DATED FEBRUARY 1, 1998
                              TO THE PROSPECTUS OF
                          TEMPLETON PACIFIC GROWTH FUND
                              DATED JANUARY 1, 1997

The prospectus is amended as follows:

I. The following paragraph is added to the end of the section "Group Purchases - Class I Only" found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the Fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

II. The section "Sales Charge Waivers" under "How Do I Buy Shares? - Sales Charge Reductions and Waivers" is amended as follows:

 A. Category 8 is replaced with:

     8. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

 B. Category 5 is replaced with:

     5. Tender proceeds from the Templeton Vietnam Opportunities Fund, Inc. if you have directed the proceeds to be invested in the Fund under the terms of the "Offer to Purchase" dated December 19, 1997

III. The following is added after the list of "Sales Charge Waivers" under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

IV. The section "How Do I Buy Shares? - Other Payments to Securities Dealers" is replaced in its entirety with the following:

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1.   Class II purchases - up to 1% of the purchase price.

2.   Class I purchases of $1 million or more - up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

V. The following is added under "How Do I Sell Shares? - Contingent Deferred Sales Charge":

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

VI. The section "Contingent Deferred Sales Charge - Waivers" under "How Do I Sell Shares?" is replaced in its entirety with the following:

WAIVERS. We waive the Contingent Deferred Sales Charge for:

Account fees

Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

     Redemptions by the Fund when an account falls below the minimum required account size

     Redemptions following the death of the shareholder or beneficial owner

     Redemptions through a systematic withdrawal plan set up before February 1, 1995

     Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

     Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

     Tax-free returns of excess contributions from employee benefit plans

     Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

     Participant   initiated   distributions  from  employee  benefit  plans  or
     participant initiated exchanges among investment choices in employee benefit plans

IV. The following definition is added to the "Useful Terms and Definitions" section:

SIMPLE (Savings Incentive Match Plan for Employees) - An employer sponsored salary deferral plan established under section 408(p) of the Code